                               Dated June 28, 2004

                             AMES TRUE TEMPER, INC.

                                       and

                              BANK OF AMERICA, N.A.
                              (as Collateral Agent)

                                CHARGE OF SHARES
                            in respect of the shares
                                       of
                               TRUE TEMPER LIMITED

                                McCann FitzGerald
                                   Solicitors
                              2 Harbourmaster Place
                     International Financial Services Centre
                                    Dublin 1

                                    CONTENTS

Clause                                                                     Page

THIS CHARGE is made on June 28, 2004

BETWEEN:

(1)     AMES TRUE TEMPER, INC. a corporation incorporated under the laws of the state of Delaware (the "Chargor" which term includes its successors and/or assigns); and

(2)     BANK OF AMERICA, N.A. as security trustee for the Secured Parties of the security constituted by this Charge (hereinafter referred to as the
        "Collateral Agent" which expression shall, where the context so admits, include any successor trustee or trustees of the trusts under which the security hereby constituted is held).

RECITALS

(A)     The Principal Company is a wholly owned subsidiary of the Chargor.

(B)     The Lenders have agreed to make each Facility available to the Borrower on the terms and subject to the conditions set out in the Credit
        Agreement.

(C)     It is one of the conditions to the availability of each Facility that the Charger executes this Charge and provides to the Collateral Agent the security created by this Charge.

(D)     The Board of Directors of the Chargor is satisfied that it is in the interests, and for the benefit, of the Chargor to enter into the Charge.

(E)     The Collateral Agent has agreed to enter into this Charge as security trustee for the Secured Parties and to hold the benefit of the security constituted by this Charge on trust under the terms and conditions of this Charge and the Credit Agreement.

(F)     The authorised share capital of the Principal Company is divided into
        700,000 ordinary shares of (euro)1.269738 each, of which 647,350 ordinary have been issued and are fully paid. The Chargor is the registered and beneficial owner of 647,350 ordinary shares in the capital of the Principal Company.

NOW IT IS AGREED as follows:

1.      DEFINITIONS AND INTERPRETATION

1.1.    Words and expressions defined in the Credit Agreement, and not otherwise defined herein shall, unless there is something in the subject or the context which is inconsistent therewith, bear the same meaning herein as in the Credit Agreement.

1.2.    In this Charge, unless the context requires otherwise:

                  "Act" means the Conveyancing and Law of Property Act, 1881, as amended by the Conveyancing Acts, 1882 and 1911;

                  "Charged Portfolio" means the Shares and the Related Assets
                  (and shall include, where the context so requires, any part thereof);

                  "Credit Agreement" means the credit agreement dated as of the date of this Charge among (1) Ames True Temper, Inc. as
                  Borrower, (2) ATT Holdings Co. as a Guarantor, (3) Bank of
                  America, N.A. as Administrative Agent, Swing Line Lender and
                  L/C Issuer, (4) each Lender from time to time a party thereto,
                  (5) General Electric Capital Corporation as Documentation
                  Agent, (6) Wachovia Bank, National Association as Syndication
                  Agent and (7) Bank of America Securities LLC as Sole Lead
                  Arranger and Sole Book Manager;

                  "Principal Company" means True Temper Limited, a company
                  incorporated under the laws of Ireland with registration
                  number 79790;

                  "Related Assets" means all dividends, interest and other
                  monies payable in respect of the Shares and all other rights, benefits and proceeds in respect of or derived from the Shares
                  (whether by way of redemption, bonus, preference, option,
                  substitution, conversion or otherwise);

                  "Secured Obligations" means each of the Obligations of the
                  Chargor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and
                  whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise;

                  "Security Agreement" means the security agreement dated on or about the date of this Charge from the Grantors referred to therein (including the Chargor) to the Collateral Agent;

                  "Shares" means, at any time, 66% of all of the issued shares in the capital of the Principal Company at such time (being at the date of this Charge 427,251 shares in the capital of the
                  Principal Company).

1.3.    In this Charge unless the context requires otherwise:

        (a)     clause headings are inserted for convenience only and shall not affect the construction of this Charge and all references to
                Clauses are to Clauses of this Charge;

        (b)     words denoting the singular number shall include the plural and vice versa;

        (c)     references to a "person" include references to an individual, firm, company, corporation, unincorporated body of persons or any state or government or any instrumentality, agency or
                political subdivision thereof or authority, board or body
                created or constituted thereby;

        (d)     references to any agreement (including, without limitation, the
                Credit Agreement), document or instrument are to be construed as references to that agreement, document or instrument as amended or supplemented or varied from time to time; and

        (e)     references to any statute shall include re-enactments,
                amendments and extensions thereof, whether by statute,
                regulation or otherwise.

2.      COVENANT TO PAY

        The Chargor hereby covenants that it will in accordance with the provisions of the Loan Documents discharge the Secured Obligations.

3.      SECURITY OVER CHARGED PORTFOLIO

3.1.    The Chargor, as beneficial owner, as a continuing security for the purpose of securing the due and punctual payment and discharge of the
        Secured Obligations, hereby charges and mortgages, and agrees to charge and mortgage, to the Collateral Agent (as trustee for the Secured
        Parties), by way of first fixed charge and mortgage, all of its rights, title, benefit and interest whatsoever, present and future, to or in respect of the Charged Portfolio, but so that the Collateral Agent shall not in any circumstances incur any liability whatsoever in respect of any calls, instalments or otherwise in connection with the Charged
        Portfolio.

3.2.    Forthwith upon the execution and delivery of this Charge, the Chargor shall if required by the Collateral Agent, procure that the Articles of
        Association of the Principal Company are altered in a manner satisfactory to the Collateral Agent so as to allow a transfer of the
        Shares to the Collateral Agent or its nominees and any transfer of the
        Shares by or on behalf of the Collateral Agent made pursuant to this
        Charge to be registered without requiring the consent of the directors of the Principal Company or any other condition to be obtained or met.

3.3.    The security created by or pursuant to this Charge and the obligations of the Chargor hereunder shall not be affected or discharged by:

        (a)     any time, indulgence, waiver or consent at any time given to the
                Chargor, the Borrower or any other person;

        (b)     any amendment to any provision of this Charge or any other Loan
                Document, security, guarantee or indemnity;

        (c)     any increase or decrease in any Facility;

        (d)     the making or absence of any demand on the Borrower, or any other person for payment;

        (e)     the enforcement or absence of enforcement of all or part of this
                Charge or any other Loan Document, security, guarantee or
                indemnity;

        (f)     the release of any guarantee, indemnity or security (including any security created by or pursuant to this Charge or any other
                Loan Document);

        (g)     the insolvency, winding-up, administration or examination of the
                Borrower, the Chargor, the Principal Company or any other person
                (or the commencement of any such winding-up, administration or examination);

        (h)     the illegality, invalidity or unenforceability of or any defect in any provision of this Charge or any other Loan Document
                (including any security created by or pursuant to this Charge)
                or any of the rights or obligations of any of the parties
                hereunder or thereunder (whether on the grounds of ultra vires, not being in the interests of the relevant party, not having been duly authorised, executed or delivered by the relevant party or for any other reason whatsoever) or under the any other
                Finance Document, security, guarantee or indemnity;

        (i)     the illegality, invalidity or unenforceability of or any defect in any other document relating to or securing all or any part of the Secured Obligations;

        (j)     any other matter or thing whatsoever,

and, in addition, the Chargor further covenants with the Collateral Agent that if, by reason of any moneys or liabilities the payment or discharge of which is expressed or intended to be guaranteed to the Collateral Agent by the Chargor not being legally recoverable from the relevant third party or for any other reason whatsoever, such moneys or liabilities (or any part of them) would not be recoverable from the Chargor as a surety, then (notwithstanding that that was known to the Collateral Agent) they shall be fully recoverable from the Charger as sole, original and independent obligor and the Chargor will pay or discharge them to the Collateral Agent upon demand.

4.      DEPOSIT OF CERTIFICATES

4.1.    The Chargor will, and will procure that its nominee(s) will, deposit with the Collateral Agent and permit the Collateral Agent during the continuance of the security hereby created to hold and retain:

        (a)     all certificates or other documents representing or evidencing ownership of the Charged Portfolio together with instruments of transfer in respect of the Charged Portfolio duly executed by or on behalf of the Chargor and its nominees but omitting the name of the transferee and the date and such other documents as the
                Collateral Agent may from time to time require for perfecting or protecting its title to the Charged Portfolio or for vesting or enabling it to vest title to the Charged Portfolio in the
                Collateral Agent or its nominee(s) to the intent that the
                Collateral Agent may at any time without notice present for registration any transfer of the Charged Portfolio to itself or its nominee for the purpose of protecting or perfecting its security over the Charged Portfolio and may, upon or at any time after this Charge has become enforceable pursuant to Clause 9.1, without notice present for registration any transfer of the
                Charged Portfolio to any purchaser;

        (b)     a certified copy of the Share Register of the Principal Company;
                and

        (c)     executed undated resignations from each director and officer of the Principal Company from time to time in the form set out in the Schedule.

4.2.    The Chargor shall, promptly upon the accrual, offer or issue of any
        Related Assets (in the form of stocks, shares, warrant or other securities) in which the Chargor has a beneficial interest, procure the delivery to the Collateral Agent of (a) all certificates and other documents of title representing such Related Assets and (b) stock transfer forms or other instruments of transfer (executed in blank for or on behalf of the Charger) in respect of those Related Assets as the
        Collateral Agent may request.

5.      EXERCISE OF RIGHTS IN RESPECT OF CHARGED PORTFOLIO

5.1.    Unless and until an Event of Default shall have occurred and is continuing and following a declaration to that effect by the Collateral
        Agent:

        (a)     all rights and powers conferred by statute or otherwise upon an absolute owner thereof shall:

                (i)     with respect to all or any part of the Charged Portfolio
                        registered in the name of the Collateral Agent or its
                        nominee(s), be exercised as the Chargor may direct; and

                (ii)    with respect to all or any part of Charged Portfolio
                        registered in the name of the Chargor or its nominee(s),
                        be exercised by the Chargor;

        (b)     the Chargor shall be entitled to collect and retain the full benefit of all dividends or other bonus payments or rights relating to the Charged Portfolio,

provided that the Chargor's title and powers relating to the Charged Portfolio shall not be exercised in any manner which would result in any variation of the rights attaching to or conferred by the Charged Portfolio or any part thereof or which in the opinion of the Collateral Agent is inconsistent with, or prejudicial to, its security over the Charged Portfolio or any part thereof or which would result in the Collateral Agent incurring any cost, expense or liability.

5.2.    At any time after the occurrence of an Event of Default which is continuing and following a declaration to that effect by the Collateral
        Agent (and without any consent or authority on the part of the Chargor), the Collateral Agent and its nominee(s) may at the Collateral Agent's discretion (in the name of the Chargor or otherwise):

        (a)     exercise or cause to be exercised in respect of any part of the
                Charged Portfolio any voting rights or rights to receive
                dividends, interest, principal or other payments of money, as the case may be, forming part of the Charged Portfolio and all other powers and rights conferred or exercisable by the bearer or holder thereof; and

        (b)     date any or all, as the Collateral Agent in its absolute
                discretion may deem appropriate, of the letters of resignation of the Directors of the Company provided to the Collateral Agent pursuant to Clause 4.1(c) and sign, seal, execute, deliver,

                acknowledge, file and register all such documents, instruments, agreements, certificates and any other document (including, but not limited to, such letters of resignation) and do any and all such other acts or things as the Collateral Agent may in its absolute discretion deem necessary or desirable to remove any or all of the directors from the office of director of the
                Principal Company.

5.3.    Without prejudice to Clause 5.2, the Chargor hereby covenants with the
        Collateral Agent that, at any time after the occurrence of an Event of
        Default which is continuing and following a declaration to that effect by the Collateral Agent, it will exercise in respect of the Charged
        Portfolio any voting rights or any other rights attaching to the Charged
        Portfolio in accordance with the direction of the Collateral Agent or any of its nominee(s).

6.      COVENANTS

        The Chargor hereby covenants with the Collateral Agent that during the continuance of this security:

        (a)     it will remain the registered and the beneficial owner of the
                Charged Portfolio charged by it hereunder and that it will not permit any person other than the Collateral Agent (or such person as may be specified for this purpose in writing by the
                Collateral Agent) to be registered as holder of the Charged
                Portfolio or any part thereof;

        (b)     except for the Liens created pursuant to this Charge and the other Loan Documents and save as otherwise permitted pursuant to the Credit Agreement, it will not create or purport to create or permit to subsist any Liens on or over the Charged Portfolio or any part thereof or interest therein;

        (c)     it will not sell, transfer or otherwise dispose of the Charged
                Portfolio or any part thereof or interest therein or attempt or agree so to do except to the extent permitted pursuant to the
                Credit Agreement;

        (d)     it will not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value to the Collateral Agent of the security hereby created;

        (e)     it will not procure or authorise the issue of any further
                Charged Portfolio or other securities in the Principal Company;

        (f)     it will ensure that such (if any) part of the Charged Portfolio as is not registered in the name of the Chargor are at all times registered in the names of persons who have executed
                declarations of trust in favour of the Chargor in such forms as the Collateral Agent may specify, being (if at any time the
                Collateral Agent so requires) persons nominated by the
                Collateral Agent;

        (g)     no amendments shall be made to any provision of the Memorandum and Articles of Association of the Principal Company (save as contemplated by Clause 3.2);

        (h)     it will not take from any person in respect of the Secured
                Obligations any Lien whether personal or constituting a charge on the property or assets of the Principal Company or any other person and in the event of its having taken or at any time taking such a security the same shall be held by it on trust for the Collateral Agent as a security for the Secured Obligations and be deposited by it with the Collateral Agent;

        (i)     it will duly and promptly pay all calls, instalments or other payments which may be or become due in respect of the Charged
                Portfolio as and when the same from time to time become due;

        (j)     it will immediately give to the Collateral Agent all material notices and other material documents received in respect of the
                Charged Portfolio;

        (k)     it will ensure that the Shares are, and at all times remain, free from any restriction on transfer to the Collateral Agent or its nominee(s) or to any purchaser from the Collateral Agent pursuant to the exercise of any rights or remedies of the
                Collateral Agent under or pursuant to this Charge;

        (l)     it will notify the Collateral Agent immediately upon receipt of any notice issued under section 16(1) of the Companies Act, 1990 in respect of all or any of the Shares or upon becoming aware that any such notice has been issued or that steps have been taken or are about to be taken to obtain an order for the sale of all or any of the Shares under section 16(7) of the Companies
                Act, 1990;

        (m)     it will notify the Collateral Agent immediately upon the
                appointment of any additional or replacement director or officer of the Principal Company; and

        (n)     it will take such action as the Collateral Agent may, in its absolute discretion, direct in the event that it becomes
                possible (whether under the terms of issue of the Shares, a reorganisation or otherwise) to convert or exchange the Shares or have them repaid or in the event that any offer to purchase is made in respect of the Shares or any proposal is made for varying or abrogating any rights attaching to them.

7.      REPRESENTATIONS AND WARRANTIES

7.1.    The Chargor hereby represents and warrants to the Collateral Agent that:

        (a)     it is the absolute legal and beneficial owner of the Charged
                Portfolio;

        (b)     the Charged Portfolio is, save for this Charge and any other
                Lien created pursuant to or permitted by the Loan Documents, free from all Liens whatsoever or claims whatsoever;

        (c)     the Shares have been validly issued and are fully paid up;

        (d)     the details of the Principal Company's authorised and issued share capital in Recital G and in Schedule 2 are correct in all respects;

        (e)     it has not received a notice under section 16(1) of the
                Companies Act, 1990 in respect of all or any part of the Shares and, so far as it is aware, no such notice has been issued and, so far as it is aware, no steps have been taken or are about to be taken to obtain an order for the sale of all or any part of the Shares under section 16(7) of the Companies Act, 1990;

        (f)     it has full power and authority to enter into and deliver this
                Charge, to create the security provided for herein and to
                perform its obligations hereunder;

        (g)     this Charge constitutes its legal, valid and binding obligations and is an effective security over the Charged Portfolio (and each part thereof);

        (h)     the execution, delivery and performance of this Charge are within its corporate or other powers, have been duly authorised by all necessary corporate or other organisational action and do not and will not (a) contravene the terms of its Organisation
                Documents; (b) conflict with or result in any breach or
                contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual
                Obligation to which it or the Principal Company (a "Person") is a party or affecting such Person or the properties of Such
                Person or (ii) any order, injunction, writ or degree of any
                Governmental Authority or any arbitral award to which such
                Person or its property is subject; or (c) violate any Law.
                Neither the Chargor or the Principal Company is in violation of any Law or in breach of any such Contractual Obligation, the violation or breach of which could be reasonably likely to have a Material Adverse Effect;

        (i)     all consents, licences, approvals and authorisations required in connection with the entry into, performance, validity and
                enforceability of this Charge have been obtained and are in full force and effect;

        (j)     it is not necessary for the legality, validity, enforceability or admissibility in evidence of this Charge that this Charge or any document relating to it be registered, filed, recorded, or enrolled with any court, registry or public authority in any relevant jurisdiction or that any stamp, registration or similar taxes be paid on or in relation to this Charge;

        (k)     no Default has occurred and is continuing nor will a Default result from the entry by the Chargor into this Charge or the exercise by the Chargor of its rights under, or the performance by it of any of its obligations, under this Charge; and

        (l)     no action, suit, proceeding, litigation or dispute against the
                Chargor the Principal Company is currently taking place or pending or, to its knowledge, threatened nor is there subsisting any judgment or award given against any of them before any court, board or arbitration or other body which, in any case, could or might result in any material adverse change in its financial condition.

                                       10

7.2.    The representations and warranties of the Chargor in Clause 7.1 shall survive the execution of this Charge and will be correct and complied with in all respects so long as any Secured Obligations remain to be paid or discharged as if repeated then by reference to the then existing circumstances.

8.      FURTHER ASSURANCES

8.1.    The Chargor shall at any time, if and when required by the Collateral
        Agent, execute such share transfers and such further legal or other charges or assignments in favour of the Collateral Agent as the
        Collateral Agent shall from time to time reasonably require over all or any part of the Charged Portfolio charged by it hereunder and all rights relating thereto both present and future (including any substituted securities and any vendor's lien) and any other transfers or documents the Collateral Agent may from time to time require for perfecting or protecting its title to the same or for vesting or enabling it to vest the same in itself or its nominee(s) to secure or discharge the Secured
        Obligations, such further charges or assignments to be prepared by or on behalf of the Collateral Agent at the cost of the Chargor and to contain an immediate power of sale without notice, a clause varying the provisions of Section 20 of the Act (regulation of power of sale)
        accordingly, a clause excluding the provisions of Section 17 of the Act
        (restriction on consolidation of mortgages) and such other clauses for the benefit of the Collateral Agent as the Collateral Agent may reasonably require.

8.2.    The Chargor shall on or at any time following the occurrence of an Event of Default which is continuing and if and when required by the
        Collateral Agent, execute such share transfers as the Collateral Agent shall require over all or any part of the Shares and all Related Rights both present and future and any other transfers or documents the
        Collateral Agent may from time to time require for vesting or enabling it to vest the same in any purchaser.

9.      COLLATERAL AGENT'S POWERS

9.1.    The Secured Obligations shall be deemed to have become due for the purpose of this Charge and of Section 19 of the Act (exercise of power of sale and other powers), and the security created by the Chargor by or pursuant to this Charge shall become immediately enforceable, and the power of sale and other powers conferred by the Act in each case as varied and extended by this Charge, and the powers and remedies provided for herein shall be immediately exercisable in relation to the security created by or pursuant to this Charge, upon the execution and delivery of this Charge, but, as between the Collateral Agent and the Chargor only (and not so as to prejudice or affect any third party), the
        Collateral Agent agrees not to enforce this security or exercise any such powers except at any time after an Event of Default occurs.

9.2.    Upon or at any time after this Charge has become enforceable pursuant to
        Clause 9.1 hereof: -

        (a)     the Collateral Agent and any nominee of the Collateral Agent wherever situate may without further notice and without the restrictions contained in Section 17 of

                                       11

                the Act (restriction or consolidation of mortgages) in respect of all or any part of the Charged Portfolio, exercise all the powers or rights which may be exercisable by the registered holder of the Charged Portfolio and all other powers conferred on mortgagees by the Act as hereby varied or extended; and

        (b)     any dividends or other payments which may be received or
                receivable by the Collateral Agent or by any nominee in respect of any part of the Charged Portfolio may be applied by the
                Collateral Agent as though they were proceeds of sale.

9.3.    Section 20 of the Act (regulation of the power of sale) shall not apply in relation to the security created by or pursuant to this Charge and the statutory power of sale contained in the Act (as extended by this
        Charge) and any other power whether implied by statute or otherwise shall be exercisable immediately upon the security hereby created becoming enforceable. Section 17 of the Act (restriction on consolidation of mortgages) shall not apply to the Charged Portfolio or to any security given to the Collateral Agent pursuant to this Charge.

9.4.    In exercising the powers referred to in Clause 9.2, the Charged
        Portfolio or any part thereof may be sold or disposed of at such times in such manner and generally on such terms and conditions and for such consideration as the Collateral Agent may think fit. Any such sale or disposition may be for cash, debentures or other obligations, shares, stock, securities or other valuable consideration and be payable immediately or by instalments spread over such period as the Collateral
        Agent shall think fit. No purchaser or other person shall be bound or concerned to see or enquire whether the Collateral Agent's right to exercise any of the powers hereby conferred has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers.

9.5.    All moneys received by the Collateral Agent in the exercise of any powers conferred by this Charge shall be applied after the discharge of all liabilities having priority thereto in or towards satisfaction of the Secured Obligations and in the manner specified in Section 22(b) of the Security Agreement (save that the Collateral Agent may credit the same to a suspense account for so long and in such manner as the
        Collateral Agent may from time to time determine).

9.6.    The Collateral Agent shall not be liable to account as mortgagee in possession in respect of all or any part of the Charged Portfolio and shall not be liable for any loss upon realisation or for any neglect or failure to present any dividend coupon or any bond or stock drawn for repayment or for any failure to pay any call or instalment or to accept any offer or to notify the Chargor of any such matter or for any other loss of any nature whatsoever in connection with the Charged Portfolio.

9.7.    If the Collateral Agent receives notice of any subsequent security, assignment or other disposition affecting the Charged Portfolio or any part thereof or interest therein, the Collateral Agent may open a new account for the Chargor; if the Collateral Agent does not open a new account then unless the Collateral Agent gives express written notice to

                                       12

        the contrary to the Chargor it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by or on behalf of the Chargor to the Collateral
        Agent shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due from the Chargor to the Collateral Agent at the time when it received notice.

10.     RECEIVER

10.1.   After the occurrence of an Event of Default which is continuing or if requested by the Chargor, the Collateral Agent may by writing (acting through an authorised officer of the Collateral Agent) without notice to the Chargor appoint one or more persons to be receiver of the whole or any part of the Charged Portfolio (each such person being (a) entitled to act individually as well as jointly and (b) for all purposes deemed to be the agent of the Chargor and the Chargor shall be responsible for the remuneration of any such receiver(s)).

10.2.   in addition to having the powers of the Collateral Agent conferred by
        Clause 9, each person appointed pursuant to Clause 10.1 shall have, in relation to the part of the Charged Portfolio in respect of which he was appointed, all the powers conferred by the Act on a receiver appointed under the Act.

11.     POWER OF ATTORNEY

        The Chargor hereby by way of security for the performance of its obligations under this Charge irrevocably appoints the Collateral Agent, each and every person to whom the Collateral Agent from time to time shall have delegated the exercise of the power of attorney conferred by this Clause 11 and any receiver and each of them jointly and also severally to be the attorney of the Chargor (with full powers of substitution and delegation) and in its name or otherwise and on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which the Chargor may or ought to do under the covenants and provisions contained in this Charge and generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this
        Charge or by any statute or common law on the Collateral Agent or any receiver or which may be required or which the Collateral Agent or any receiver shall deem fit for carrying any sale, charge, mortgage or dealing by the Collateral Agent or by any receiver into effect or for giving to the Collateral Agent or any receiver the full benefit of these presents (including the exercise of a right of a legal or beneficial owner of the Charged Portfolio) and generally to use the name of the
        Chargor in the exercise of all or any of the powers, authorities or discretions conferred on the Collateral Agent or any receiver and the
        Chargor hereby ratifies and confirms and agrees to ratify and confirm whatsoever any such attorney shall do or purport to do by virtue of this
        Clause 11 and all money expended by any such attorney shall be deemed to be expenses incurred by the Collateral Agent hereunder provided that the
        Collateral Agent shall not exercise such power unless an Event of
        Default has occurred and is continuing.

                                       13

12.     CONTINUING SECURITY/SUBROGATION

12.1.   This security shall be a continuing security notwithstanding the insolvency, bankruptcy, liquidation or incapacity for any reason of the
        Chargor or the Principal Company or any settlement of account or any other matter whatsoever and is in addition to and shall not merge with or otherwise prejudice or affect any contractual or other right or remedy or any guarantee, lien, pledge, bill, note, mortgage or other security (whether created by the deposit of documents or otherwise) now or hereafter held by or available to the Collateral Agent and shall not be in any way prejudiced or affected thereby or by the invalidity thereof or by the Collateral Agent now or hereafter dealing with, exchanging, releasing, varying or abstaining from perfecting or enforcing any of the same or any rights which it may now or hereafter have or giving time for payment or indulgence or compounding with any other person liable.

12.2.   Until the Secured Obligations have been paid or satisfied in full (and notwithstanding payment of a dividend in any liquidation or bankruptcy or under any compromise or arrangement), the Chargor waives all rights of subrogation against the Principal Company and agrees not to demand or accept or to negotiate, assign, charge or otherwise dispose of any moneys, obligations or liabilities now or hereafter due or owing to it by the Principal Company or to take any step to enforce any right against the Principal Company for the same or to claim or prove in competition with the Collateral Agent in the bankruptcy or liquidation of the Principal Company. If the Chargor acts in breach of this Clause, anything so received and any benefit derived directly or indirectly by it therefrom shall be held in trust for the Collateral Agent as a continuing security for the Secured Obligations.

13.     AVOIDANCE OF PAYMENTS

        Any release, discharge or settlement between the Chargor and the
        Collateral Agent shall be conditional upon no security, disposition or payment to the Collateral Agent by the Chargor or any other person being void, set aside or ordered to be refunded pursuant to any enactment of law relating to liquidation, administration, examinership or insolvency or for any other reason whatsoever, and if such condition shall not be fulfilled, the Collateral Agent shall be entitled to enforce this Charge subsequently to the full extent of the Secured Obligations as if such release, discharge or settlement had not occurred and any such payment had not been made. The Collateral Agent may in its absolute discretion retain the security hereby created for a period of one month plus such statutory period within which such security, disposition or payment can be avoided, set aside or ordered to be refunded after the Secured
        Obligations have been paid or discharged in full, notwithstanding any release, discharge or settlement given or made by the Collateral Agent on, or as a consequence of, such termination of liability.

14.     PROVISO FOR REDEMPTION

        Subject to Clause 13, if:

        (a)     no Obligations (other than contingent indemnification
                obligations not yet accrued and payable) of the Chargor under the Loan Documents remain outstanding; and

                                       14

        (b)     all Secured Obligations have been irrevocably paid or discharged to the Collateral Agent in full,

        the Collateral Agent shall at the request and expense of the Chargor promptly release the assets hereby charged (or such part thereof as may then remain vested in the Collateral Agent) from the security created by or pursuant to this Charge.

15.     INDEMNITY

        The Chargor covenants with the Collateral Agent fully to indemnify the
        Collateral Agent and its subsidiaries and affiliates and their respective officers, agents, servants and employees and the dependents of any such officers, agents, servants and employees against all losses, liabilities, claims, proceedings, taxes, penalties, fines, costs, charges and expenses incurred (whether before or after this Charge has become enforceable pursuant to Clause 9.1):

        (a)     in consequence of anything done or purported to be done by or on behalf of the Collateral Agent under this Charge or any other document relating to this Charge or of any failure by the
                Chargor to comply with its obligations thereunder or otherwise in connection therewith; or

        (b)     in consequence of any payment in respect of the Secured
                Obligations (whether made by the Chargor or any other person)
                being impeached or declared void for any reason whatsoever; or

        (c)     in consequence of the preparation, registration or perfecting of this Charge (or the charge herein contained), or other document relating to it; or

        (d)     in consequence of the exercise, or attempted or purported
                exercise, or the consideration of the exercise, by or on behalf of the Collateral Agent of any of the powers of the Collateral
                Agent or any other action taken by or on behalf of the
                Collateral Agent with a view to or in connection with the
                recovery by the Collateral Agent of the Secured Obligations from the Chargor or any other person; or

        (e)     in consequence of the carrying out or consideration of any other act or matter which the Collateral Agent or any other person on behalf of the Collateral Agent may consider to be necessary for the preservation of the Charged Portfolio.

16.     DEFAULT INTEREST

        In the event that the Collateral Agent does not receive on the due date any sums due under this Charge in respect of the Secured Obligations, the Chargor shall pay to the Collateral Agent on demand interest on that sum calculated day by day from the date of the relevant demand until full discharge (both before and after judgment) calculated at the
        Default Rate specified in the Credit Agreement and such amounts and interest shall form part of the Secured Obligations and accordingly be secured on the Charged Portfolio under the first fixed charge and pledge contained in this Charge.

                                       15

17.     PAYMENTS

        All payments of whatever nature to be made by the Chargor to the
        Collateral Agent under this Charge shall be made to the Collateral Agent without set-off and free and clear of and without deduction for or on account of any tax of any kind unless the Chargor is obliged by law to make the payment subject to the deduction or withholding of tax, in which case, the relevant payment shall be increased to the extent necessary to ensure that, after the making of the deduction or withholding, the Collateral Agent receives and retains (free from any liability in respect of any deduction or withholding) a net sum equal to the sum which it would have received and so retained had no deduction or withholding been made or required to be made. The Chargor shall indemnify the Collateral Agent against any liability of the Collateral
        Agent in respect of any such tax and shall provide the Collateral Agent from time to time, on request, with evidence satisfactory to the
        Collateral Agent that the Chargor has remitted to the relevant taxation authority any such tax which it was obliged to deduct.

18.     SET-OFF

        Without prejudice to any right of set-off or any similar right to which the Collateral Agent may be entitled at law or in equity or by agreement between the parties and, without prejudice to anything else herein contained, the Collateral Agent may at any time without notice to or further authorisation from the Chargor combine and consolidate all or any accounts of the Chargor with the Collateral Agent anywhere and/or set-off any moneys whatsoever and whether on current, deposit or any other account and in whatever currency or currencies against any moneys or liabilities whatsoever in whatever currency which may be due, owing or incurred by the Chargor to the Collateral Agent whether actually or contingently and whether or not any period of any deposit by reference to which interest therein is calculated has expired and any conversion from one currency to another for the purpose of any of the foregoing shall be made at the Collateral Agent's then prevailing spot selling rate at its office by which such conversion is made.

19.     ASSIGNMENT

19.1.   This Charge shall be binding upon and enure to the benefit of each of the parties and their respective successors and permitted assigns.

19.2.   The Chargor may not assign or transfer all or any of its rights, benefits or obligations under this Charge.

19.3.   In the event that any Loan Document is assigned in whole or in part by the Collateral Agent, then the Collateral Agent may assign its rights, powers and the benefit of this Charge to the assignee or transferee of such Loan Document or any part thereof, and, in that event, the Chargor shall execute such documents as the Collateral Agent may specify with a view to perfecting such assignment or transfer or, where necessary, shall execute further security documentation in favour of the assignee or transferee in like form to this Charge.

                                       16

20.     COSTS, EXPENSES AND STAMP DUTY

20.1.   After the occurrence and during the continuance of a Default, all costs and expenses (including any tax liability and any reasonable legal costs and, in each case, value added tax or any similar tax charged or chargeable in respect thereof) incurred by the Collateral Agent or, as the case may, any receiver appointed hereunder in the exercise of any of the rights, remedies and powers conferred on the Collateral Agent by this Charge or in the perfection or enforcement of any other security for or guarantee in respect of the Secured Obligations or in connection with any proceedings instituted by or against the Collateral Agent in relation to the title to the whole or any part of the Charged Portfolio shall be reimbursed by the Chargor to the Collateral Agent on demand on a full indemnity basis and shall carry interest from the date of such demand until so reimbursed at the rate referred to in Clause 16.

20.2.   The Chargor will promptly pay any stamp and other documentary duties and registration taxes to which this Charge or any transfer of the Charged
        Portfolio (or any part thereof) contemplated hereby may be subject to or give rise and will fully indemnify the Collateral Agent on demand of the
        Collateral Agent from and against any loss or liability suffered or incurred as a result of any delay or omission by the Chargor to pay any such duties or taxes.

20.3.   The cost of the Chargor complying with any of its obligations under this
        Charge (including, without limitation, its obligations under Clause 3 and Clause 8) shall be borne by the Chargor.

21.     NOTICES

        Any notice or other communication to be given under or for the purposes of this Charge shall be in writing and shall be treated as properly served or given if delivered in accordance with the provisions of the
        Security Agreement.

22.     MISCELLANEOUS

22.1.   In the event of any conflict between the terms of this Charge and the terms of the Security Agreement, the terms of the Security Agreement shall prevail.

22.2.   Subject to Clause 22.1, this Charge together with the other documents referred to herein embodies the entire agreement between the parties and supersedes all previous statements, representations and agreements between the parties relating to the subject matter of this Charge.

22.3.   Time shall be of the essence of this Charge. No delay or omission on the part of the Collateral Agent in exercising any right, power or remedy under this Charge shall impair the right, power or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies provided in this Charge are cumulative and not exclusive of any rights, powers

                                       17

        and remedies provided by law. No waiver by the Collateral Agent of any terms of this Charge, and no approval or consent by it, shall be effective unless in writing.

22.4.   If at any time any one or more of the provisions in this Charge is or becomes invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality and enforceability of the remaining provisions of this Charge shall not be in any way affected or impaired thereby.

22.5.   This Charge may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

22.6.   In any proceedings relating to this Charge a statement as to any amount due to the Collateral Agent under this Charge which is certified as being correct by an officer or agent of the Collateral Agent shall, in the absence of manifest error, be conclusive evidence that such amount is in fact due and payable.

23.     THE COLLATERAL AGENT AS TRUSTEE

23.1.   The Collateral Agent declares itself trustee of the security and other rights (including but not limited to the benefit of the covenants contained herein), titles and interests constituted by this Charge and of all monies, property and assets paid to the Collateral Agent or to its order or held by the Collateral Agent or its nominee or received or recovered by the Collateral Agent or its nominee pursuant to or in connection with this Charge with effect from the date hereof to hold the same on trust for itself and each of the Secured Parties absolutely pro rata in accordance with their entitlements under the Loan Documents
        (save as may otherwise be agreed between the Collateral Agent and the other Secured Parties from time to time).

23.2.   All moneys received by the Secured Parties shall be held by it upon trust for itself and the Secured Parties according to their respective interests to apply the same in accordance with Clause 9.5.

23.3.   The parties to this Charge declare that the perpetuity period applicable to the trusts constituted by this Charge shall be a period of 21 years after the death of the last survivor of the issue living on the date of this Charge of his late Britannic Majesty King George VI unless there has previously been legislation making it lawful for the trusts constituted by this Charge to continue.

23.4.   The rights, powers and discretions conferred on the Collateral Agent by this Charge shall be supplemental to the Trustee Act 1893 and in addition to any which may be vested in the Collateral Agent by the Loan
        Documents, general law or otherwise.

24.     GOVERNING LAW AND JURISDICTION

24.1.   This Charge shall be governed by and construed in accordance with the laws of Ireland.

                                       18

24.2.   For the exclusive benefit of the Collateral Agent, the Chargor irrevocably agrees that the courts of Ireland are to have jurisdiction to settle any disputes which may arise out of or in connection with this
        Charge and that accordingly any suit, action or proceedings arising out of or in connection with this Charge ("Proceedings") may be brought in such courts.

24.3.   The Chargor irrevocably waives any objection which it may have now or hereafter to the bringing of any Proceedings in any such court as is referred to in this Clause 24 and any claim that any Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in any court referred to in this Clause 24 shall be conclusive and binding upon the Chargor and may be enforced in the courts of any other jurisdiction. The Chargor undertakes to enter an unconditional appearance within 14 days after the completion of any service of process in any Proceedings. The Chargor hereby consents to the service by post of any process issued in that jurisdiction and appoints the Principal Company at its registered office for the time being to be its agent for the acceptance of any process issued in connection with this Charge. Nothing herein shall affect the right to serve process in any other manner permitted by law.

24.4.   Nothing contained in this Clause 24 shall limit the right of the
        Collateral Agent to take Proceedings against the Chargor in any court of competent jurisdiction, nor shall the taking of any Proceedings in one or more jurisdictions preclude the taking of any Proceedings in any other jurisdiction whether concurrently or not.

IN WITNESS WHEREOF the parties have executed this Charge on the date written above.

                                       19

                                    SCHEDULE
                             (Letter of Resignation)

To:      (1)      Bank of America, NA.
                  as Collateral Agent

         (2)      The Secretary
                  True Temper Limited (the "Principal Company")

                                                                          [Date]

Dear Sirs

Charge of Shares made or to be made between Ames True Temper, Inc. and Bank of
America, N.A. as Collateral Agent (the "Charge")

1       I hereby resign as a director of the Principal Company and confirm that
        I have no claims against the Principal Company for loss of office, arrears of pay or otherwise howsoever.

2.      This resignation is to be effective as at the date hereof. You are hereby authorised to complete this letter by dating the same at any time after the occurrence of a Default (as defined in the Charge).

Yours faithfully

------------------------------------------------
[                       ]

                           EXECUTION PAGE FOR CHARGOR

THE CHARGOR

AMES TRUE TEMPER, INC.

By:      /s/ Judy Schuchart

Name:    Judy Schuchart

Title:   Chief Financial Officer

                       EXECUTION PAGE FOR COLLATERAL AGENT

         THE COLLATERAL AGENT

         /s/ Mr. Thomas Barnett
         ----------------------

         SIGNED by
         BANK OF AMERICA, N.A.
         in the presence of: